UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022 (August 10, 2022)

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue
New York, New York 10003
(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ARKR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 15, 2022 Ark Restaurants Corp. (the “Company”) issued a press release announcing financial results for the third quarter of 2022. A copy of the press release titled “Ark Restaurants Announces Financial Results for the Third Quarter of 2022” (the "Press Release") is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Press Release contains certain non-GAAP disclosures related to earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA adjusted for non-cash stock option expense, non-controlling interests and gains from forgiveness of Paycheck Protection Program Loans ("PPP Loans"). Although EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles ("GAAP"), the Company believes the use of this non-GAAP financial measure enhances an overall understanding of the Company’s past financial performance, as well as providing useful information to investors because of its historical use by the Company as both a performance measure and measure of liquidity. In addition, EBITDA is used by virtually all companies in the restaurant sector as a measure of both performance and liquidity.
This information is intended to be furnished under this Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On August 10, 2022, the Board of Directors (the "Board") of the Company declared a quarterly cash dividend of $0.125 per share which will be paid on September 13, 2022 to the stockholders of record of each share of the Company's common stock at the close of business on August 31, 2022. Future decisions to pay dividends, and the amount of any dividend, are at the discretion of the Board and will depend upon the Company's operating performance and other factors.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release, dated August 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

By:	/s/ Michael Weinstein
Name: Michael Weinstein
Title: Chief Executive Officer

Date: August 16, 2022